Exhibit 99.1

KELLY® REPORTS
THIRD QUARTER EARNINGS

Financial Highlights
•Q3 revenue declined 18.1% as COVID-19 related demand declines persist
•Q3 operating loss of $2.4 million, or earnings of $7.0 million as adjusted, compared to earnings of $17.0 million last year as adjusted
•Q3 earnings per share of $0.42 or $0.29 as adjusted, compared to $0.43 last year as adjusted

TROY, Mich. (November 5, 2020) – Kelly (Nasdaq: KELYA) (Nasdaq: KELYB), a leading specialty talent solutions provider, today announced results for the third quarter of 2020.

Peter Quigley, president and chief executive officer, announced revenue for the third quarter of 2020 totaled $1.0 billion, an 18.1% decline compared to the corresponding quarter of 2019. Revenues declined year-over-year in the quarter as the continuing effects of the COVID-19 crisis impacted customer demand.

Losses from operations for the third quarter of 2020 totaled $2.4 million, compared to earnings of $17.1 million reported for the third quarter of 2019. The 2020 third quarter results include a non-cash charge to allowance for doubtful accounts related to a customer dispute and an adjustment to restructuring charges. The third quarter of 2019 results included an adjustment to restructuring charges. On an adjusted basis, earnings from operations were $7.0 million compared to $17.0 million in the corresponding quarter of 2019.

Diluted earnings per share in the third quarter of 2020 were $0.42 compared to a loss per share of $0.27 in the third quarter of 2019. Included in the earnings per share in the third quarter of 2020 is a non-cash gain, net of tax, on Kelly’s investment in Persol Holdings common stock of $0.29, partially offset by a loss of $0.17 related to the customer dispute charge, net of tax. Included in the loss per share in the third quarter of 2019 is $0.70 from a non-cash loss per share on Kelly’s investment in Persol Holdings common stock, net of tax. On an adjusted basis, earnings per share were $0.29 for the third quarter of 2020 compared to $0.43 for the corresponding quarter of 2019.

“As a gradual recovery from the pandemic continued into the third quarter, revenue trends in all of Kelly’s segments showed some sequential improvement,” stated Quigley. “Our higher-margin specialties, such as outsourcing & consulting, science, and virtual call center, proved to be particularly resilient. Kelly has also made significant progress on reinventing ourselves in a tumultuous year. We executed on our plan to adopt a new operating model, and we reported third quarter financial results by our five specialty business segments: Science, Engineering & Technology; Education; Professional & Industrial; OCG; and International. This is an important step forward in redefining Kelly as a specialty talent provider in skill sets modern organizations need to grow and thrive. While we continue to carefully manage expenses and track the trajectory of the crisis, we expect our disciplined specialty focus to deliver profitable growth in a post-pandemic business environment. I’m proud of our teams for the agility, creativity, and character they’ve shown in response to this crisis, and I’m encouraged by the early traction we’re seeing as a result of their efforts.”

In conjunction with its third quarter earnings release, Kelly has published a financial presentation on the Investor Relations page of its public website and will host a conference call at 9:00 a.m. (ET) on November 5 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Internet:
Kellyservices.com

Via the Telephone
(877) 692-8955 (toll free) or (234) 720-6979 (caller paid)
Enter access code 5728672
After the prompt, please enter “#”

A recording of the conference call will be available after 2:30 p.m. ET on November 5, 2020 at (866) 207-1041 (toll-free) and (402) 970-0847 (caller-paid). The access code is 8818296#. The recording will also be available at kellyservices.com during this period.

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, the recent novel coronavirus (COVID-19) outbreak, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing and services connecting talent to independent work, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including PersolKelly Pte. Ltd., material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti-corruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyberattacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology projects, our ability to maintain adequate financial and management processes and controls, risk of potential impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), competition law risks, the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements contained herein, and we have no intention to update these statements.

About Kelly®

Kelly Services, Inc. (Nasdaq: KELYA, KELYB) connects talented people to companies in need of their skills in areas including Science, Engineering, Education, Office, Contact Center, Light Industrial, and more. We’re always thinking about what’s next in the evolving world of work, and we help people ditch the script on old ways of thinking and embrace the value of all workstyles in the workplace. We directly employ nearly 440,000 people around the world, and we connect thousands more with work through our global network of talent suppliers and partners in our outsourcing and consulting practice. Revenue in 2019 was $5.4 billion. Visit kellyservices.com and let us help with what’s next for you.

# # #

MEDIA CONTACT:	ANALYST CONTACT:
Jane Stehney	James Polehna
(248) 574-9800	(248) 244-4586
stehnja@kellyservices.com	james.polehna@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED SEPTEMBER 27, 2020 AND SEPTEMBER 29, 2019
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2020	2019	Change		Change	Change

Revenue from services	$1,038.2	$1,267.7	$(229.5)		(18.1)%	(18.2)%

Cost of services	847.2	1,040.0	(192.8)		(18.5)

Gross profit	191.0	227.7	(36.7)		(16.1)	(16.3)

Selling, general and administrative expenses	193.4	210.6	(17.2)		(8.2)	(8.1)

Earnings (loss) from operations	(2.4)	17.1	(19.5)		NM

Gain (loss) on investment in Persol Holdings	16.8	(39.3)	56.1		NM

Other income (expense), net	(0.7)	(0.2)	(0.5)		(286.4)

Earnings (loss) before taxes and equity in net earnings (loss) of affiliate	13.7	(22.4)	36.1		NM

Income tax expense (benefit)	(1.2)	(12.8)	11.6		90.9

Net earnings (loss) before equity in net earnings (loss) of affiliate	14.9	(9.6)	24.5		NM

Equity in net earnings (loss) of affiliate	1.8	(0.9)	2.7		NM

Net earnings (loss)	$16.7	$(10.5)	$27.2		NM

Basic earnings (loss) per share	$0.42	$(0.27)	$0.69		NM
Diluted earnings (loss) per share	$0.42	$(0.27)	$0.69		NM

STATISTICS:

Permanent placement revenue (included in revenue from services)	$9.1	$15.1	$(6.0)		(40.2)%	(40.6)%

Gross profit rate	18.4%	18.0%	0.4	pts.

Conversion rate	(1.3)	7.5	(8.8)

% Return:
Earnings (loss) from operations	(0.2)	1.3	(1.5)
Net earnings (loss)	1.6	(0.8)	2.4

Effective income tax rate	(8.5)%	57.3%	(65.8)	pts.

Average number of shares outstanding (millions):
Basic	39.3	39.1
Diluted	39.4	39.1

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 39 WEEKS ENDED SEPTEMBER 27, 2020 AND SEPTEMBER 29, 2019
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2020	2019	Change		Change	Change

Revenue from services	$3,274.6	$4,017.8	$(743.2)		(18.5)%	(18.0)%

Cost of services	2,671.1	3,294.5	(623.4)		(18.9)

Gross profit	603.5	723.3	(119.8)		(16.6)	(16.2)

Selling, general and administrative expenses	591.0	666.9	(75.9)		(11.4)	(11.0)

Goodwill impairment charge	147.7	—	147.7		NM

Gain on sale of assets	(32.1)	(12.3)	(19.8)		(161.6)

Earnings (loss) from operations	(103.1)	68.7	(171.8)		NM

Gain (loss) on investment in Persol Holdings	(31.4)	35.1	(66.5)		NM

Other income (expense), net	3.6	(1.1)	4.7		421.4

Earnings (loss) before taxes and equity in net earnings (loss) of affiliate	(130.9)	102.7	(233.6)		NM

Income tax expense (benefit)	(36.5)	6.3	(42.8)		NM

Net earnings (loss) before equity in net earnings (loss) of affiliate	(94.4)	96.4	(190.8)		NM

Equity in net earnings (loss) of affiliate	(1.0)	(1.0)	—		(1.8)

Net earnings (loss)	$(95.4)	$95.4	$(190.8)		NM

Basic earnings (loss) per share	$(2.43)	$2.42	$(4.85)		NM
Diluted earnings (loss) per share	$(2.43)	$2.41	$(4.84)		NM

STATISTICS:

Permanent placement revenue (included in revenue from services)	$28.9	$46.7	$(17.8)		38.1%	(37.6)%

Gross profit rate	18.4%	18.0%	0.4	pts.

Conversion rate	(17.1)	9.5	(26.6)

% Return:
Earnings (loss) from operations	(3.1)	1.7	(4.8)
Net earnings (loss)	(2.9)	2.4	(5.3)

Effective income tax rate	27.9%	6.1%	21.8	pts.

Average number of shares outstanding (millions):
Basic	39.3	39.0
Diluted	39.3	39.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Third Quarter

			%		CC %
	2020	2019	Change		Change
Professional & Industrial
Revenue from services	$446.5	$538.0	(17.0)%		(17.0)%
Gross profit	77.1	91.8	(16.1)		(16.0)
SG&A expenses excluding restructuring charges	65.4	77.7	(15.8)		(15.8)
Restructuring charges	(0.1)	(0.1)	(24.7)		(24.7)
Total SG&A expenses	65.3	77.6	(15.8)		(15.8)
Earnings (loss) from operations	11.8	14.2	(17.6)
Earnings (loss) from operations excluding restructuring charges	11.7	14.1	(17.5)

Gross profit rate	17.3%	17.1%	0.2	pts.

Science, Engineering & Technology
Revenue from services	$244.0	$285.2	(14.4)%		(14.4)%
Gross profit	50.7	58.3	(13.1)		(13.1)
Total SG&A expenses	31.3	36.0	(13.0)		(13.1)
Earnings (loss) from operations	19.4	22.3	(13.2)

Gross profit rate	20.8%	20.4%	0.4	pts.

Education
Revenue from services	$27.5	$57.1	(51.8)%		(51.8)%
Gross profit	4.1	8.6	(51.1)		(51.1)
Total SG&A expenses	11.6	13.8	(15.5)		(15.5)
Earnings (loss) from operations	(7.5)	(5.2)	(43.2)

Gross profit rate	15.2%	15.0%	0.2	pts.

Outsourcing & Consulting
Revenue from services	$87.9	$94.4	(7.0)%		(7.4)%
Gross profit	29.1	29.5	(1.5)		(2.5)
Total SG&A expenses	25.4	29.1	(12.7)		(13.7)
Earnings (loss) from operations	3.7	0.4	NM

Gross profit rate	33.1%	31.3%	1.8	pts.

International
Revenue from services	$232.4	$293.4	(20.8)%		(21.1)%
Gross profit	30.0	39.5	(23.9)		(24.5)
Total SG&A expenses	39.9	35.3	13.1		14.3
Earnings (loss) from operations	(9.9)	4.2	NM

Gross profit rate	12.9%	13.5%	(0.6)	pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	September Year to Date

			%		CC %
	2020	2019	Change		Change
Professional & Industrial
Revenue from services	$1,346.7	$1,668.7	(19.3)%		(19.2)%
Gross profit	241.1	291.6	(17.3)		(17.3)
SG&A expenses excluding restructuring charges	206.1	241.7	(14.7)		(14.6)
Restructuring charges	4.3	5.2	(18.8)		(18.8)
Total SG&A expenses	210.4	246.9	(14.8)		(14.7)
Earnings (loss) from operations	30.7	44.7	(31.4)
Earnings (loss) from operations excluding restructuring charges	35.0	49.9	(30.1)

Gross profit rate	17.9%	17.5%	0.4	pts.

Science, Engineering & Technology
Revenue from services	$761.5	$859.7	(11.4)%		(11.4)%
Gross profit	156.0	171.8	(9.3)		(9.2)
SG&A expenses excluding restructuring charges	98.6	111.0	(11.2)		(11.2)
Restructuring charges	0.5	0.4	45.2		45.2
Total SG&A expenses	99.1	111.4	(11.1)		(11.0)
Earnings (loss) from operations	56.9	60.4	(5.9)
Earnings (loss) from operations excluding restructuring charges	57.4	60.8	(5.6)

Gross profit rate	20.5%	20.0%	0.5	pts.

Education
Revenue from services	$195.1	$313.9	(37.8)%		(37.8)%
Gross profit	28.8	49.9	(42.2)		(42.2)
SG&A expenses excluding restructuring charges	36.9	41.5	(11.0)		(11.0)
Restructuring charges	0.8	—	NM		NM
Total SG&A expenses	37.7	41.5	(9.1)		(9.1)
Earnings (loss) from operations	(8.9)	8.4	NM
Earnings (loss) from operations excluding restructuring charges	(8.1)	8.4	NM

Gross profit rate	14.8%	15.9%	(1.1)	pts.

Outsourcing & Consulting
Revenue from services	$261.0	$282.3	(7.6)%		(7.3)%
Gross profit	87.1	90.7	(4.0)		(3.7)
Total SG&A expenses	79.1	90.9	(13.0)		(13.0)
Earnings (loss) from operations	8.0	(0.2)	NM

Gross profit rate	33.4%	32.2%	1.2	pts.

International
Revenue from services	$710.6	$893.6	(20.5)%		(18.7)%
Gross profit	90.5	119.3	(24.1)		(22.5)
SG&A expenses excluding restructuring charges	100.3	107.2	(6.4)		(4.5)
Restructuring charges	1.1	—	NM		NM
Total SG&A expenses	101.4	107.2	(5.4)		(3.5)
Earnings (loss) from operations	(10.9)	12.1	NM
Earnings (loss) from operations excluding restructuring charges	(9.8)	12.1	NM

Gross profit rate	12.7%	13.3%	(0.6)	pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	September 27, 2020	December 29, 2019	September 29, 2019
Current Assets
Cash and equivalents	$248.2	$25.8	$22.8
Trade accounts receivable, less allowances of
$11.4, $12.9, and $12.2, respectively	1,111.4	1,282.2	1,262.3
Prepaid expenses and other current assets	71.4	76.5	80.7
Properties held for sale	—	21.2	—
Total current assets	1,431.0	1,405.7	1,365.8

Noncurrent Assets
Property and equipment, net	40.8	43.1	82.7
Operating lease right-of-use assets	84.0	60.4	62.2
Deferred taxes	273.3	229.1	221.0
Goodwill, net	—	127.8	127.8
Investment in Persol Holdings	145.8	173.2	174.9
Investment in equity affiliate	115.6	117.2	120.4
Other assets	301.2	324.1	321.5
Total noncurrent assets	960.7	1,074.9	1,110.5

Total Assets	$2,391.7	$2,480.6	$2,476.3

Current Liabilities
Short-term borrowings	$0.5	$1.9	$17.5
Accounts payable and accrued liabilities	458.4	503.6	484.6
Operating lease liabilities	19.5	20.1	19.8
Accrued payroll and related taxes	240.7	267.6	285.3
Accrued workers' compensation and other claims	25.0	25.7	25.1
Income and other taxes	52.4	65.2	67.7
Total current liabilities	796.5	884.1	900.0

Noncurrent Liabilities
Operating lease liabilities	68.1	43.3	45.3
Accrued payroll and related taxes	75.7	—	—
Accrued workers' compensation and other claims	44.4	45.8	48.7
Accrued retirement benefits	188.2	187.4	179.0
Other long-term liabilities	52.7	55.5	55.5
Total noncurrent liabilities	429.1	332.0	328.5

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(17.2)	(20.9)	(21.3)
Paid-in capital	20.6	22.5	22.3
Earnings invested in the business	1,139.5	1,238.6	1,224.6
Accumulated other comprehensive income (loss)	(16.9)	(15.8)	(17.9)
Total stockholders' equity	1,166.1	1,264.5	1,247.8

Total Liabilities and Stockholders' Equity	$2,391.7	$2,480.6	$2,476.3

STATISTICS:
Working Capital	$634.5	$521.6	$465.8
Current Ratio	1.8	1.6	1.5
Debt-to-capital %	0.0%	0.1%	1.4%
Global Days Sales Outstanding	61	58	59
Year-to-Date Free Cash Flow	$204.2	$82.2	$60.4

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 39 WEEKS ENDED SEPTEMBER 27, 2020 AND SEPTEMBER 29, 2019
(UNAUDITED)
(In millions of dollars)
	2020	2019
Cash flows from operating activities:
Net earnings (loss)	$(95.4)	$95.4
Adjustments to reconcile net earnings (loss) to net cash from operating activities:
Goodwill impairment charge	147.7	—
Deferred income taxes on goodwill impairment charge	(23.0)	—
Depreciation and amortization	18.0	23.8
Operating lease asset amortization	15.9	16.9
Provision for credit losses and sales allowances	10.7	3.2
Stock-based compensation	2.9	4.7
(Gain) loss on investment in Persol Holdings	31.4	(35.1)
(Gain) loss on sale of assets	(32.1)	(12.3)
Equity in net (earnings) loss of PersolKelly Pte. Ltd.	1.0	1.0
Other, net	1.8	(1.0)
Changes in operating assets and liabilities, net of acquisitions	137.6	(22.4)

Net cash from operating activities	216.5	74.2

Cash flows from investing activities:
Capital expenditures	(12.3)	(13.8)
Proceeds from sale of assets	55.5	13.8
Acquisition of companies, net of cash received	(36.4)	(86.4)
Proceeds from company-owned life insurance	2.3	3.0
Proceeds from sale of Brazil, net of cash disposed	1.2	—
Loans to equity affiliate	—	(4.4)
Investment in equity securities	(0.2)	(1.0)
Other investing activities	0.2	—

Net cash from (used in) investing activities	10.3	(88.8)

Cash flows from financing activities:
Net change in short-term borrowings	(1.5)	15.2
Financing lease payments	(1.0)	(0.4)
Dividend payments	(3.0)	(8.9)
Payments of tax withholding for stock awards	(1.2)	(2.3)
Other financing activities	(0.1)	—

Net cash (used in) from financing activities	(6.8)	3.6

Effect of exchange rates on cash, cash equivalents and restricted cash	3.4	(0.5)

Net change in cash, cash equivalents and restricted cash	223.4	(11.5)
Cash, cash equivalents and restricted cash at beginning of period	31.0	40.1

Cash, cash equivalents and restricted cash at end of period	$254.4	$28.6

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES BY GEOGRAPHY
(UNAUDITED)
(In millions of dollars)

	Third Quarter

			%	CC %
	2020	2019	Change	Change

Americas
United States	$740.6	$903.2	(18.0)%	(18.0)%
Canada	30.3	34.6	(12.5)	(11.7)
Mexico	27.4	32.4	(15.7)	(4.2)
Puerto Rico	18.4	18.8	(2.4)	(2.4)
Brazil	1.8	8.4	(78.3)	(71.0)
Total Americas Region	818.5	997.4	(17.9)	(17.5)

Europe
Switzerland	49.6	50.6	(2.0)	(8.5)
France	48.8	59.7	(18.2)	(22.0)
Portugal	31.7	44.0	(28.0)	(31.6)
Russia	27.2	29.9	(8.8)	3.7
United Kingdom	16.4	24.9	(34.1)	(37.1)
Italy	14.5	18.5	(21.8)	(25.5)
Germany	7.0	11.5	(39.7)	(42.6)
Ireland	4.9	7.1	(31.6)	(35.0)
Other	12.0	16.6	(27.6)	(28.9)
Total Europe Region	212.1	262.8	(19.3)	(21.5)

Total Asia-Pacific Region	7.6	7.5	1.0	(0.9)

Total Kelly Services, Inc.	$1,038.2	$1,267.7	(18.1)%	(18.2)%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES BY GEOGRAPHY
(UNAUDITED)
(In millions of dollars)

	September Year to Date

			%	CC %
	2020	2019	Change	Change

Americas
United States	$2,369.2	$2,913.4	(18.7)%	(18.7)%
Canada	88.7	100.8	(12.0)	(10.6)
Mexico	78.6	89.6	(12.3)	(1.8)
Puerto Rico	56.1	57.6	(2.7)	(2.7)
Brazil	17.0	25.1	(31.9)	(17.5)
Total Americas Region	2,609.6	3,186.5	(18.1)	(17.6)

Europe
France	141.2	188.6	(25.1)	(25.1)
Switzerland	141.2	150.0	(5.9)	(10.1)
Portugal	99.1	135.5	(26.9)	(26.7)
Russia	88.6	84.1	5.3	14.1
United Kingdom	56.5	81.6	(30.7)	(30.4)
Italy	42.5	59.8	(29.0)	(28.9)
Germany	22.1	32.5	(32.1)	(31.9)
Ireland	14.0	28.1	(50.2)	(50.3)
Other	38.7	51.5	(24.9)	(21.9)
Total Europe Region	643.9	811.7	(20.7)	(20.3)

Total Asia-Pacific Region	21.1	19.6	7.6	11.1

Total Kelly Services, Inc.	$3,274.6	$4,017.8	(18.5)%	(18.0)%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
THIRD QUARTER
(UNAUDITED)
(In millions of dollars)

	2020				2019
SG&A Expenses:	As Reported	Customer Dispute(4)	Restructuring(5)	Adjusted	Adjusted
Professional & Industrial	$65.3	$—	$0.1	$65.4	$77.7
Science, Engineering & Technology	31.3	—	—	31.3	36.0
Education	11.6	—	—	11.6	13.8
Outsourcing & Consulting	25.4	—	—	25.4	29.1
International	39.9	(9.5)	—	30.4	35.3
Corporate	19.9	—	—	19.9	18.8
Intersegment	—	—	—	—	—
Total Company	$193.4	$(9.5)	$0.1	$184.0	$210.7

	2020				2019
Earnings (loss) from Operations:	As Reported	Customer Dispute(4)	Restructuring(5)	Adjusted	Adjusted
Professional & Industrial	$11.8	$—	$(0.1)	$11.7	$14.1
Science, Engineering & Technology	19.4	—	—	19.4	22.3
Education	(7.5)	—	—	(7.5)	(5.2)
Outsourcing & Consulting	3.7	—	—	3.7	0.4
International	(9.9)	9.5	—	(0.4)	4.2
Corporate	(19.9)	—	—	(19.9)	(18.8)
Total Company	$(2.4)	$9.5	$(0.1)	$7.0	$17.0

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
THIRD QUARTER
(UNAUDITED)
(In millions of dollars)

	2019
SG&A Expenses:	As Reported	Restructuring(5)	Adjusted
Professional & Industrial	$77.6	$0.1	$77.7
Science, Engineering & Technology	36.0	—	36.0
Education	13.8	—	13.8
Outsourcing & Consulting	29.1	—	29.1
International	35.3	—	35.3
Corporate	18.8	—	18.8
Intersegment	—	—	—
Total Company	$210.6	$0.1	$210.7

	2019
Earnings (loss) from Operations:	As Reported	Restructuring(5)	Adjusted
Professional & Industrial	$14.2	$(0.1)	$14.1
Science, Engineering & Technology	22.3	—	22.3
Education	(5.2)	—	(5.2)
Outsourcing & Consulting	0.4	—	0.4
International	4.2	—	4.2
Corporate	(18.8)	—	(18.8)
Total Company	$17.1	$(0.1)	$17.0

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
SEPTEMBER YEAR TO DATE
(UNAUDITED)
(In millions of dollars)

	2020						2019
SG&A Expenses:	As Reported	Goodwill impairment(1)	Gain on sale of assets(3)	Customer Dispute(4)	Restructuring(5)	Adjusted	Adjusted
Professional & Industrial	$210.4	$—	$—	$—	$(4.3)	$206.1	$241.7
Science, Engineering & Technology	99.1	—	—	—	(0.5)	98.6	111.0
Education	37.7	—	—	—	(0.8)	36.9	41.5
Outsourcing & Consulting	79.1	—	—	—	—	79.1	90.9
International	101.4	—	—	(9.5)	(1.1)	90.8	107.2
Corporate	63.3	—	—	—	(1.7)	61.6	69.0
Total Company	$591.0	$—	$—	$(9.5)	$(8.4)	$573.1	$661.3

	2020						2019
Earnings (loss) from Operations:	As Reported	Goodwill impairment(1)	Gain on sale of assets(3)	Customer Dispute(4)	Restructuring(5)	Adjusted	Adjusted
Professional & Industrial	$30.7	$—	$—	$—	$4.3	$35.0	$49.9
Science, Engineering & Technology	56.9	—	—	—	0.5	57.4	60.8
Education	(8.9)	—	—	—	0.8	(8.1)	8.4
Outsourcing & Consulting	8.0	—	—	—	—	8.0	(0.2)
International	(10.9)	—	—	9.5	1.1	(0.3)	12.1
Corporate	(178.9)	147.7	(32.1)	—	1.7	(61.6)	(69.0)
Total Company	$(103.1)	$147.7	$(32.1)	$9.5	$8.4	$30.4	$62.0

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
SEPTEMBER YEAR TO DATE
(UNAUDITED)
(In millions of dollars)

	2019
SG&A Expenses:	As Reported	Gain on sale of assets(3)	Restructuring(5)	Adjusted
Professional & Industrial	$246.9	$—	$(5.2)	$241.7
Science, Engineering & Technology	111.4	—	(0.4)	111.0
Education	41.5	—	—	41.5
Outsourcing & Consulting	90.9	—	—	90.9
International	107.2	—	—	107.2
Corporate	69.0	—	—	69.0
Intersegment	—	—	—	—
Total Company	$666.9	$—	$(5.6)	$661.3

	2019
Earnings (loss) from Operations:	As Reported	Gain on sale of assets(3)	Restructuring(5)	Adjusted
Professional & Industrial	$44.7	$—	$5.2	$49.9
Science, Engineering & Technology	60.4	—	0.4	60.8
Education	8.4	—	—	8.4
Outsourcing & Consulting	(0.2)	—	—	(0.2)
International	12.1	—	—	12.1
Corporate	(56.7)	(12.3)	—	(69.0)
Total Company	$68.7	$(12.3)	$5.6	$62.0

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES (continued)
(UNAUDITED)
(In millions of dollars except per share data)

	Third Quarter		September Year to Date
	2020	2019	2020	2019
Income tax expense (benefit)	$(1.2)	$(12.8)	$(36.5)	$6.3
Taxes on goodwill impairment charge(1)	—	—	23.0	—
Taxes on investment in Persol Holdings(2)	(5.2)	12.1	9.6	(10.7)
Taxes on gain on sale of assets(3)	—	—	(8.1)	(3.3)
Taxes on customer dispute(4)	2.8	—	2.8	—
Taxes on restructuring charges(5)	—	—	2.2	1.5
Adjusted income tax expense (benefit)	$(3.6)	$(0.7)	$(7.0)	$(6.2)

	Third Quarter		September Year to Date
	2020	2019	2020	2019
Net earnings (loss)	$16.7	$(10.5)	$(95.4)	$95.4
Goodwill impairment charge, net of taxes(1)	—	—	124.7	—
(Gain) loss on investment in Persol Holdings, net of taxes(2)	(11.6)	27.2	21.8	(24.4)
(Gain) loss on sale of assets, net of taxes(3)	0.1	—	(23.9)	(9.0)
Customer dispute, net of taxes(4)	6.7	—	6.7	—
Restructuring charges, net of taxes(5)	(0.1)	(0.1)	6.2	4.1
Adjusted net earnings	$11.8	$16.6	$40.1	$66.1

	Third Quarter		September Year to Date
	2020	2019	2020	2019
	Per Share		Per Share
Net earnings (loss)	$0.42	$(0.27)	$(2.43)	$2.41
Goodwill impairment charge, net of taxes(1)	—	—	3.18	—
(Gain) loss on investment in Persol Holdings, net of taxes(2)	(0.29)	0.70	0.56	(0.62)
Gain on sale of assets, net of taxes(3)	—	—	(0.61)	(0.23)
Customer dispute, net of taxes(4)	0.17	—	0.17	—
Restructuring charges, net of taxes(5)	—	—	0.16	0.11
Adjusted net earnings	$0.29	$0.43	$1.02	$1.67

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2020 goodwill impairment charge, the 2020 and 2019 gains and losses on the investment in Persol Holdings, the 2020 and 2019 gains on sale of assets, the 2020 customer dispute, and the 2020 and 2019 restructuring charges, are useful to understand the Company's fiscal 2020 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance.

These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) The goodwill impairment charge is the result of an interim impairment test the Company performed during the first quarter of 2020, due to a triggering event caused by a decline in the Company's common stock price.

(2) The gains and losses on the investment in Persol Holdings represent the change in fair value of the investment during the period presented and the related tax expense and benefit.

(3) Gain on sale of assets in 2020 primarily represents the excess of the proceeds over the cost of the headquarters properties sold during the first quarter of 2020. Gain on sale of assets in 2019 primarily represents the excess of the proceeds over the cost of an unused parcel of land located near the Company headquarters sold during the second quarter of 2019.

(4) Customer dispute represents a non-cash charge in Mexico to increase the reserve against a long-term receivable from a former customer based on an updated probability of loss assessment.

(5) Restructuring charges in 2020 represent severance costs and lease terminations in preparation for the new operating model adopted in the third quarter of 2020. Restructuring charges in 2019 represent severance costs primarily related to U.S. branch-based staffing operations.